BUSINESS COMBINATION AND INVESTMENT IN AN AFFILIATED COMPANY (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Summary of fair value of assets acquired, liabilities assumed, intangible assets and resulting bargain purchase
The table below summarizes the fair value of assets acquired, liabilities assumed, intangible assets and resulting bargain purchase in Turbochrome –

Asset	Fair value
Cash and cash equivalents	$1,164
Inventories	616
Other current assets	2,169
Property, plant and equipment	6,825
Identifiable intangible assets -
Customers relationships	1,342
Current liabilities	(2,857)
Deferred Taxes	(271)
Accrued severance pay	(15)
Net Identifiable assets acquired	8,973
Gain from bargain purchase	(4,833)
Total consideration (including contingent consideration in amount of $640)	$4,140

Schedule of actual net sales and net income
The actual Turbochrome Ltd. net sales and net income included in the Company's consolidated statements of operations and comprehensive income for the year ended December 31, 2015 (for the period from October 19, 2015 acquisition date through December 31 ,2015) are as follows:

U.S. dollars in thousands
Actual Turbochrome results of operations included in the consolidated results of operations:
Revenue	1,905
Net loss attributable by Turbochrome	(163)

Schedule of pro forma financial information
This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained as if the acquisition takes place at the beginning of 2014 nor is it necessarily indicative of future results.

Year ended December 31
2015
Revenue	92,230
Net income	801
Earnings per share:
Basic and Diluted	0.09